                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  October 20, 1999
                                        ----------------
                       (Date of earliest event reported)



                            HELLER FINANCIAL, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



                 1-6157                                  36-1208070
                 ------                                  ----------
        (Commission File Number)            (IRS Employer Identification Number)


500 West Monroe Street, Chicago, Illinois                  60661
-----------------------------------------                  -----
(Address of principal executive offices)                 (Zip Code)


                                (312) 441-7000
                                --------------
             (Registrant's telephone number, including area code)

Item 5.      Other Events
-------      ------------

On October 20, 1999, Heller Financial, Inc. (the "Registrant") issued a press release announcing its earnings for the quarter ended September 30, 1999. A copy of the press release is attached.



Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

(c)  Exhibits

99  Heller Financial, Inc. - Press Release



                                   SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 21, 1999
       -----------------



                                  HELLER FINANCIAL, INC.



                                  By:     /s/ Lauralee E. Martin
                                          ----------------------
                                          Lauralee E. Martin
                                  Title:  Executive Vice President and
                                          Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
Number  Description
------  -----------

99      Heller Financial, Inc. - Press Release

                                       3